March 13, 2017

WST INVESTMENT TRUST

WSTCM SECTOR SELECT RISK-MANAGED FUND
WSTCM CREDIT SELECT RISK-MANAGED FUND

Supplement to Prospectus dated December 31, 2016

This supplement updates certain information in the Prospectus (the “Prospectus”) of the WSTCM Sector Select Risk-Managed Fund and the WSTCM Credit Select Risk-Managed Fund (each a “Fund” and collectively the “Funds”), each a series of the WST Investment Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus free of charge, please contact the Funds at 1-866-515-4626.

The following is inserted after the Average Annual Total Returns tables on pages 7 and 15 of the Prospectus:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Share Class only and after-tax returns for Investor Share Class will vary.

Investors Should Retain this Supplement for Future Reference